UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: May 4, 2010
American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on May 4, 2010 as Exhibit 99.1, which is included herein.  This press release was issued to report April traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  May 4, 2010

EXHIBIT INDEX

Exhibit  Description

99.1         Press Release

CONTACT:         Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Tuesday, May 4, 2010

AMERICAN AIRLINES REPORTS APRIL TRAFFIC

FORT WORTH, Texas – American Airlines reported an April load factor of 82.0 percent, an increase of 0.7 points versus the same period last year.  Traffic decreased 1.3 percent and capacity decreased 2.1 percent year over year.
Domestic traffic increased 0.2 percent year over year on 0.2 percent more capacity.  International traffic decreased by 3.9 percent relative to last year on a capacity decrease of 5.7 percent.  The decline in International traffic and capacity in April was a result of the partial closure of European airspace due to volcanic ash.
American boarded 7.1 million passengers in April.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	April
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,151,086	10,283,773	(1.3)%
D.O.T. DOMESTIC	6,515,352	6,499,697	0.2
INTERNATIONAL	3,635,734	3,784,076	(3.9)
ATLANTIC	1,351,972	1,570,915	(13.9)
LATIN AMERICA	1,824,048	1,776,211	2.7
PACIFIC	459,714	436,950	5.2

AVAILABLE SEAT MILES (000)
SYSTEM	12,377,945	12,643,995	(2.1)%
D.O.T. DOMESTIC	7,749,741	7,734,631	0.2
INTERNATIONAL	4,628,204	4,909,363	(5.7)
ATLANTIC	1,687,261	1,966,853	(14.2)
LATIN AMERICA	2,382,850	2,378,094	0.2
PACIFIC	558,093	564,416	(1.1)

LOAD FACTOR
SYSTEM	82.0%	81.3%	0.7	Pts
D.O.T. DOMESTIC	84.1	84.0	0.0
INTERNATIONAL	78.6	77.1	1.5
ATLANTIC	80.1	79.9	0.3
LATIN AMERICA	76.5	74.7	1.9
PACIFIC	82.4	77.4	5.0

PASSENGERS BOARDED	7,146,276	7,241,987	(1.3)%

SYSTEM CARGO TON MILES (000)	149,704	127,935	17.0%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YEAR-TO-DATE APRIL
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	38,844,379	38,871,497	(0.1)%
D.O.T. DOMESTIC	24,512,713	24,567,434	(0.2)
INTERNATIONAL	14,331,666	14,304,063	0.2
ATLANTIC	4,914,580	5,151,788	(4.6)
LATIN AMERICA	7,608,326	7,435,986	2.3
PACIFIC	1,808,760	1,716,289	5.4

AVAILABLE SEAT MILES (000)
SYSTEM	49,213,421	50,418,684	(2.4)%
D.O.T. DOMESTIC	30,586,096	30,789,770	(0.7)
INTERNATIONAL	18,627,326	19,628,914	(5.1)
ATLANTIC	6,688,040	7,259,739	(7.9)
LATIN AMERICA	9,734,432	10,125,591	(3.9)
PACIFIC	2,204,853	2,243,584	(1.7)

LOAD FACTOR
SYSTEM	78.9%	77.1%	1.8	Pts
D.O.T. DOMESTIC	80.1	79.8	0.4
INTERNATIONAL	76.9	72.9	4.1
ATLANTIC	73.5	71.0	2.5
LATIN AMERICA	78.2	73.4	4.7
PACIFIC	82.0	76.5	5.5

PASSENGERS BOARDED	27,315,763	27,574,956	(0.9)%

SYSTEM CARGO TON MILES (000)	596,764	498,571	19.7%

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